Note 4 - Accounting Pronouncements Adopted During the Period	15 Months Ended
Sep. 30, 2012
New Accounting Pronouncements and Changes in Accounting Principles [Text Block]
Note 4 – Accounting Pronouncements Adopted During the Period

(i) Presentation of Comprehensive Income

On April 1, 2012, the Company adopted the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”. ASU 2011-05 provides guidance on the presentation of comprehensive income. This guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. The guidance allows two presentation alternatives: (1) present items of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income; or (2) in two separate, but consecutive, statements of net income and other comprehensive income. The Company has chosen alternative 1 for the presentation of comprehensive income.